UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2013 (May 28, 2013)

NEW YORK MORTGAGE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue

New York, New York 10016

(Address and zip code of

principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into a Material Definitive Agreement

On May 28, 2013, New York Mortgage Trust, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Keefe, Bruyette & Woods, Inc., as the representatives of the several underwriters named on Schedule I to the Underwriting Agreement (the “Underwriters”), relating to the issuance and sale of 3,000,000 shares of Series B Preferred Stock (as defined below), at a public offering price of $25.00 per share. Pursuant to the Underwriting Agreement, the Company also granted the Underwriters an option for 30 days to purchase up to 450,000 additional shares of Series B Preferred Stock on the same terms and conditions. The closing of the offering, which is subject to customary closing conditions, is expected to occur on June 4, 2013.

The shares of Series B Preferred Stock will be issued pursuant to the Company’s registration statement on Form S-3 (File No. 333-186017), which was declared effective by the U.S. Securities and Exchange Commission on January 28, 2013.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”), and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Company’s Prospectus Supplement, dated May 28, 2013, which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated by reference.

In the ordinary course of business, the Underwriters or their respective affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, the Company and its affiliates for which they have received or may receive customary fees and expenses.

In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibits 5.1 and 8.1 hereto opinions of its counsel, Venable LLP and Hunton & Williams LLP.

Item 3.03.     Material Modification to Rights of Security Holders

On May 31, 2013, the Company filed Articles Supplementary (the “Articles Supplementary”) with the Maryland State Department of Assessments and Taxation to designate 3,450,000 shares of the Company’s authorized but unissued preferred stock, $0.01 par value per share, as shares of 7.75% Series B Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share (“Series B Preferred Stock”), with the powers, designations, preferences and other rights as set forth therein. The Articles Supplementary became effective upon filing on May 31, 2013.

The Articles Supplementary provide that the Company will pay, when and if authorized by the Board of Directors of the Company, cumulative cash dividends at the rate of 7.75% of the $25.00 liquidation preference (equivalent to $ 1.9375 per annum per share) on the Series B Preferred Stock, in arrears, on the 15th day of January, April, July and October of each year (provided that if any dividend payment date is not a business day, then the dividend which would otherwise have been payable on that dividend payment date may be paid on the next succeeding business day) from and including the date of original issuance, which is anticipated to be June 4, 2013.

The Series B Preferred Stock is not redeemable by the Company prior to June 4, 2018, except under circumstances intended to preserve the Company’s qualification as a real estate investment trust (“REIT”) and except upon the occurrence of a Change of Control (as defined in the Articles Supplementary). On and after June 4, 2018, the Company may, at its option, redeem the Series B Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price equal to $25.00 per share, plus any accumulated and unpaid dividends to, but not including, the date fixed for redemption.

In addition, upon the occurrence of a Change of Control, the Company may, at its option, redeem the Series B Preferred Stock, in whole or in part, within 120 days after the first date on which such Change of Control occurred, for cash at a redemption price of $25.00 per share, plus any accumulated and unpaid dividends to, but not including, the date fixed for redemption.

The Series B Preferred Stock has no stated maturity, is not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless repurchased or redeemed by the Company or converted into the Company’s common stock in connection with a Change of Control by the holders of Series B Preferred Stock.

Upon the occurrence of a Change of Control, each holder of Series B Preferred Stock will have the right (unless the Company has exercised its right to redeem the Series B Preferred Stock in whole or in part, as described above, prior to the Change of Control Conversion Date (as defined in the Articles Supplementary)) to convert some or all of the Series B Preferred Stock held by such holder on the Change of Control Conversion Date into a number of shares of our common stock per share of Series B Preferred Stock determined by a formula, in each case, on the terms and subject to the conditions described in the Articles Supplementary, including provisions for the receipt, under specified circumstances, of alternative consideration.

There are restrictions on ownership of the Series B Preferred Stock intended to preserve the Company’s qualification as a REIT. Except under limited circumstances, holders of the Series B Preferred Stock generally have no voting rights.

A copy of the Articles Supplementary and form of Series B Preferred Stock Certificate are filed as Exhibits 3.1 and 4.1, respectively, to this Report, and the information in the Articles Supplementary is incorporated into this Item 3.03 by reference. The description of the terms of the Articles Supplementary in this Item 3.03 is qualified in its entirety by reference to Exhibit 3.1.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth above under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 28, 2013, by and among New York Mortgage Trust, Inc., Citigroup Global Markets Inc. and Keefe, Bruyette & Woods, Inc.

3.1

Articles Supplementary designating 7.75% Series B Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.3 to the Company’s Registration Statement on Form 8-A, filed on May 31, 2013)

4.1	Specimen of 7.75% Series B Cumulative Redeemable Preferred Stock Certificate (incorporated by reference to Exhibit 3.4 to the Company’s Registration Statement on Form 8-A, filed on May 31, 2013)

5.1	Opinion of Venable LLP with respect to the legality of the shares

8.1	Opinion of Hunton & Williams LLP with respect to tax matters

12.1	Statement re: Computation of Ratios

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: May 31, 2013	By:	/s/ Steven R. Mumma
Steven R. Mumma
Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 28, 2013, by and among New York Mortgage Trust, Inc., Citigroup Global Markets Inc. and Keefe, Bruyette & Woods, Inc.

3.1

Articles Supplementary designating 7.75% Series B Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.3 to the Company’s Registration Statement on Form 8-A, filed on May 31, 2013)

4.1	Specimen of 7.75% Series B Cumulative Redeemable Preferred Stock Certificate (incorporated by reference to Exhibit 3.4 to the Company’s Registration Statement on Form 8-A, filed on May 31, 2013)

5.1	Opinion of Venable LLP with respect to the legality of the shares

8.1	Opinion of Hunton & Williams LLP with respect to tax matters

12.1	Statement re: Computation of Ratios

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1)